UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2012

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6312 S. Fiddler’s Green Circle, Suite 200N
Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 846-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01               Regulation FD Disclosure.

On April 4, 2012, Red Robin Gourmet Burgers, Inc. (the “Company”) is hosting an Analyst Day. The Company is making an investor presentation at the conference at 8:00 a.m. Eastern Time. Investors and interested parties may listen to a webcast of the presentation by visiting the investor relations section of the Company’s website at www.redrobin.com. A replay of the webcast will be available following the conclusion of the presentation. A copy of the presentation materials are furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and will not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in that filing.

ITEM 9.01               Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
99.1	Investor Presentation by Red Robin Gourmet Burgers, Inc. dated April 4, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2012

RED ROBIN GOURMET BURGERS, INC.

	By:	/s/ Annita M. Menogan
	Name:	Annita M. Menogan
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation by Red Robin Gourmet Burgers, Inc. dated April 4, 2012